SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 13, 2002

BROADWING INC.

(Exact name of registrant as specified in its charter)

Ohio	1—8519	31—1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (513) 397-9900

Form 8-K	Broadwing Inc.

Item 5.   Other Event.

Broadwing Inc. (NYSE: BRW) issued a press release on August 13, 2002 announcing that its Chairman and CEO, Rick Ellenberger, and CFO, Tom Schilling, signed and submitted sworn statements, without qualifications, to the U.S. Securities and Exchange Commission (SEC) affirming the accuracy of the Company’s recent reports filed with the SEC.  A copy of the press release is attached as Exhibit 99(1).

Item 7.  Financial Statements and Exhibits.

(C)                    Exhibits

Exhibit 99.2  - Statement Under Oath of Principal Executive Officer dated August 13, 20002.

Exhibit 99.3  - Statement Under Oath of Principal Financial Officer dated August 13, 2002.

Exhibit 99.4  - Certification by Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as filed August 13, 2002

Exhibit 99.5 - Certification by Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as filed August 13, 2002

Item 9.  Regulation FD Disclosure.

On August 13, 2002, each of the Principal Executive Officer, Richard G. Ellenberger, and the Principal Financial Officer, Thomas L. Schilling, of Broadwing Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460 and Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of these statements is attached hereto as an Exhibit (99.2 and 99.3) and a copy of each of these certifications is attached hereto as an Exhibit (99.4 and 99.5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWING INC.

By:	/s/ Jeffrey C. Smith
Jeffrey C. Smith Chief Human Resources Officer, General Counsel and Corporate Secretary

Date:  August 13, 2002